UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Stephanie A. Capistron, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110–2605

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – February 28, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Focused Large Cap Growth ETF

Semiannual report
2 | 28 | 22

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
PGRO

Putnam
Focused Large Cap
Growth ETF

Semiannual report
2 | 28 | 22

Message from the Trustees

April 8, 2022

Dear Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you.  They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value. See below and page 7 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at net asset value. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, call 1-833-228-5577 toll free.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/22. See above and page 7 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Focused Large Cap Growth ETF

How was the investing environment during the reporting period?

GREG It was a challenging six-month period for large-cap growth stocks. Companies across most industries and sectors faced issues such as supply chain disruptions and higher costs for energy, labor, and materials. Concerns about Covid-19 variants and Russia’s invasion of Ukraine weighed on investor sentiment as well.

One of the biggest headwinds for the financial markets was concern about inflation and the potential for interest-rate hikes in the coming year. For the six-month period ended February 28, 2022, the Russell 1000 Growth Index [the fund’s benchmark] returned –7.75%, under-performing the –2.62% return of the broader equity market as measured by the S&P 500 Index.

How did the fund perform in this environment?

RICHARD For the six months ended February 28, 2022, the fund underperformed its benchmark but edged out the average return of its Lipper peer group, Large-Cap Growth Funds. As always, we’re focused on high-quality companies with strong long-term growth potential and a narrow range of outcomes. These characteristics did not translate into excess returns during this six-month period.

Focused Large Cap Growth ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Focused Large Cap Growth ETF

Which holdings contributed most to the fund’s performance relative to the fund’s benchmark for the period?

GREG Live Nation Entertainment was the top contributor to performance for the period. In our view, this company sits in an enviable spot as the global market leader in live event ticketing and advertising. It is part of our “experience economy” theme, which is based on the growing preference for experiences over material possessions. We believe an increasing number of consumers are seeking to spend their money on live entertainment and events. For Live Nation, we see attractive long-term growth potential. This business was in the eye of the pandemic storm. However, we expect it to emerge stronger and more competitive with a higher structural level of profitability going forward.

RICHARD Another performance highlight was NVIDIA, a company that produces graphics processing units [GPUs] that are used for gaming and entertainment as well as for artificial intelligence. While the company has benefited from a recent surge in semiconductor demand, we remain more focused on longer-term trends that support its growth potential. The company has maintained dominant market share in GPUs. GPUs have been central to the artificial intelligence architecture that enables autonomous driving, which we view as an emerging growth opportunity for the company.

What holdings detracted most from performance relative to the fund’s benchmark for the period?

GREG Sports betting company DraftKings was the top detractor. We viewed DraftKings’ market opportunities as substantial and believed the company had cemented its leadership position in the online sports betting and gaming market. However, the lack of current profitability proved to be a headwind for the stock in the second half of calendar 2021. Given what we believe is a wider range of potential outcomes over the medium term, we sold the fund’s position before period-end.

ADVANTAGES OF AN ACTIVE ETF

This ETF (exchange-traded fund) is an actively managed, semitransparent ETF, making it different from a passive ETF or a traditional active ETF. As a semitransparent ETF, it does not disclose all of the portfolio holdings on a daily basis. Instead, the fund discloses a daily tracking basket, which helps to protect information about portfolio holdings and their weightings from traders who might try to mimic the trades of the portfolio managers.

Active ETFs may be one of the most cost-effective ways for you to take advantage of active management strategies. They offer:

• Potential for outperformance: Active strategies pursue above-benchmark returns through investment research and portfolio positioning.

• Active risk management: Proactive research helps to identify better risk-reward potential and seeks to reduce unintended risk.

• Professional oversight: Experienced portfolio managers help active ETFs balance risk and return while delivering the ETF’s structural benefits.

PayPal Holdings, a company that enables businesses and individuals to transfer money electronically, also weighed on performance. The stock declined during the period as the company reported decelerating revenue growth. PayPal has benefited from the rapid adoption of digital payments, and we believe it continues to offer solid long-term growth potential. We are optimistic about the potential

Focused Large Cap Growth ETF 5

to monetize Venmo, the company’s app that provides mobile peer-to-peer payments.

How are you approaching the coming months?

RICHARD We remain focused on seeking companies we believe can grow at above-market rates across a full economic cycle — not just in a recovery period. We believe this approach will deliver solid returns over a reasonable time horizon.

Thank you, Richard and Greg, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Focused Large Cap Growth ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2022, the end of the first half of its current fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Fund performance Total return for periods ended 2/28/22

	Life of fund
	(since 5/25/21)	6 months
Net asset value	1.40%	–12.16%
Market price	1.21	–12.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Performance includes the deduction of management fees.

Comparative index returns For periods ended 2/28/22

	Life of fund
	(since 5/25/21)	6 months
Russell 1000 Growth Index	5.14%	–7.75%
Lipper Large-Cap Growth Funds category average*	–1.17	–12.27

Index and Lipper results should be compared with fund performance at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month and life-of-fund periods ended 2/28/22, there were 683 and 681 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/22

Share value	Net asset value	Market price
8/31/21	$28.86	$28.88
2/28/22	25.35	25.30

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/22

	Life of fund
	(since 5/25/21)	6 months
Net asset value	5.84%	–1.87%
Market price	5.96	–1.95

See the discussion following the fund performance table above for information about the calculation of fund performance.

Focused Large Cap Growth ETF 7

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees and other expenses (with certain exceptions). Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Total annual operating expenses for the fiscal year ended 8/31/21*	0.55%
Annualized expense ratio for the six-month period ended 2/28/22	0.55%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 9/1/21 to 2/28/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$2.56
Ending value (after expenses)	$878.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

8 Focused Large Cap Growth ETF

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/22, use the following calculation method. To find the value of your investment on 9/1/21, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$2.76
Ending value (after expenses)	$1,022.07

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/22.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Focused Large Cap Growth ETF 9

Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Focused Large Cap Growth ETF

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000® Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Focused Large Cap Growth ETF 11

Other information for shareholders

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. Putnam ETF proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period ended June 30, 2021, are available at putnam.com under the About Putnam section and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

12 Focused Large Cap Growth ETF

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share.

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Focused Large Cap Growth ETF 13

The fund’s portfolio 2/28/22 (Unaudited)

COMMON STOCKS (99.0%)*	Shares	Value
Automobiles (4.1%)
Tesla, Inc. †	448	$389,953
		389,953
Building products (1.8%)
Johnson Controls International PLC	2,558	166,168
		166,168
Chemicals (1.7%)
Sherwin-Williams Co. (The)	621	163,404
		163,404
Entertainment (1.6%)
Live Nation Entertainment, Inc. †	1,245	150,421
		150,421
Equity real estate investment trusts (REITs) (1.6%)
American Tower Corp.	670	152,003
		152,003
Food and staples retail (2.3%)
Costco Wholesale Corp.	418	217,047
		217,047
Health-care equipment and supplies (2.5%)
DexCom, Inc. †	258	106,789
IDEXX Laboratories, Inc. †	246	130,958
		237,747
Health-care providers and services (4.0%)
HCA Healthcare, Inc.	820	205,254
UnitedHealth Group, Inc.	360	171,313
		376,567
Hotels, restaurants, and leisure (2.6%)
Airbnb, Inc. Class A †	500	75,745
Chipotle Mexican Grill, Inc. †	115	175,185
		250,930
Interactive media and services (8.7%)
Alphabet, Inc. Class A †	251	677,986
Meta Platforms, Inc. Class A †	725	152,997
		830,983
Internet and direct marketing retail (7.3%)
Amazon.com, Inc. †	227	697,176
		697,176
IT Services (8.4%)
Accenture PLC Class A	675	213,314
Mastercard, Inc. Class A	754	272,058
PayPal Holdings, Inc. †	1,203	134,652
Visa, Inc. Class A	824	178,083
		798,107
Life sciences tools and services (3.6%)
Danaher Corp.	704	193,185
IQVIA Holdings, Inc. †	627	144,285
		337,470

14 Focused Large Cap Growth ETF

COMMON STOCKS (99.0%)* cont.	Shares	Value
Machinery (1.7%)
Deere & Co.	452	$162,729
		162,729
Personal products (1.4%)
Estee Lauder Cos., Inc. (The) Class A	451	133,645
		133,645
Road and rail (3.8%)
Uber Technologies, Inc. †	5,023	180,979
Union Pacific Corp.	717	176,346
		357,325
Semiconductors and semiconductor equipment (5.3%)
Marvell Technology, Inc.	1,548	105,775
NVIDIA Corp.	1,644	400,889
		506,664
Software (22.5%)
Adobe, Inc. †	553	258,627
Cadence Design Systems, Inc. †	1,023	154,913
Intuit, Inc.	326	154,645
Microsoft Corp.	3,500	1,045,765
Palo Alto Networks, Inc. †	339	201,451
salesforce.com, Inc. †	835	175,793
ServiceNow, Inc. †	256	148,460
		2,139,654
Specialty retail (2.5%)
Home Depot, Inc. (The)	273	86,222
TJX Cos., Inc. (The)	2,283	150,906
		237,128
Technology hardware, storage, and peripherals (9.6%)
Apple, Inc.	5,547	915,921
		915,921
Textiles, apparel, and luxury goods (2.0%)
Nike, Inc. Class B	1,375	187,752
		187,752
Total common stocks (cost $9,601,059)		$9,408,794

SHORT-TERM INVESTMENTS (1.0%)*	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.01%	96,331	$96,331
Total short-term investments (cost $96,331)		$96,331

TOTAL INVESTMENTS
Total investments (cost $9,697,390)	$9,505,125

Focused Large Cap Growth ETF 15

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through February 28, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $9,505,707.
†	This security is non-income-producing.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$981,404	$—	$—
Consumer discretionary	1,762,939	—	—
Consumer staples	350,692	—	—
Health care	951,784	—	—
Industrials	686,222	—	—
Information technology	4,360,346	—	—
Materials	163,404	—	—
Real estate	152,003	—	—
Total common stocks	9,408,794	—	—
Short-term investments	96,331	—	—
Totals by level	$9,505,125	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

16 Focused Large Cap Growth ETF

Statement of assets and liabilities 2/28/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $9,697,390)	$9,505,125
Dividends receivable	4,653
Total assets	9,509,778

LIABILITIES
Payable for compensation of Manager (Note 2)	4,071
Total liabilities	4,071

Net assets	$9,505,707

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$9,868,573
Total distributable earnings (Note 1)	(362,866)
Total — Representing net assets applicable to capital shares outstanding	$9,505,707

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($9,505,707 divided by 375,001 shares)	$25.35

The accompanying notes are an integral part of these financial statements.

Focused Large Cap Growth ETF 17

Statement of operations Six months ended 2/28/22 (Unaudited)

INVESTMENT INCOME
Dividends	$19,863
Total investment income	19,863

EXPENSES
Compensation of Manager (Note 2)	27,319
Total expenses	27,319

Net investment loss	(7,456)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(246,218)
Securities from in-kind transactions (Notes 1 and 3)	92,947
Total net realized loss	(153,271)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,142,501)
Total change in net unrealized depreciation	(1,142,501)

Net loss on investments	(1,295,772)

Net decrease in net assets resulting from operations	$(1,303,228)

The accompanying notes are an integral part of these financial statements.

18 Focused Large Cap Growth ETF

Statement of changes in net assets

		For the period
		5/25/21
	Six months	(commencement
	ended	of operations)
INCREASE (DECREASE) IN NET ASSETS	2/28/22*	to 8/31/21
Operations
Net investment loss	$(7,456)	$(2,223)
Net realized loss on investments	(153,271)	(9,144)
Change in net unrealized appreciation (depreciation)
of investments	(1,142,501)	950,236
Net increase (decrease) in net assets resulting
from operations	(1,303,228)	938,869
Proceeds from shares sold (Note 4)	703,533	7,384,326
Decrease from shares redeemed (Note 4)	(717,793)	—
Total increase (decrease) in net assets	(1,317,488)	8,323,195

NET ASSETS
Beginning of period (Note 5)	10,823,195	2,500,000
End of period	$9,505,707	$10,823,195

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	375,001	100,000
Shares sold (Note 4)	25,000	275,001
Shares redeemed (Note 4)	(25,000)	—
Shares outstanding at end of period	375,001	375,001

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Focused Large Cap Growth ETF 19

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		For the period
		5/25/21
	Six months	(commencement
	ended	of operations)
	2/28/22**	to 8/31/21
Net asset value, beginning of period	$28.86	$25.00
Investment operations:
Net investment income (loss) a	(.02)	(.01)[e]
Net realized and unrealized
gain (loss) on investments	(3.49)	3.87
Total from investment operations	(3.51)	3.86
Less distributions:
From net investment income	—	—
Total distributions	—	—
Net asset value, end of period	$25.35	$28.86
Total return at net asset value (%) b	(12.16)*	15.44*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$9,506	$10,823
Ratio of expenses to average
net assets (%) c	.27*	.15*
Ratio of net investment income
(loss) to average net assets (%)	(.07)*	(.03)*[e]
Portfolio turnover (%) d	26*	15*

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes securities received or delivered in-kind.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
August 31, 2021	$0.01	0.02%

The accompanying notes are an integral part of these financial statements.

20 Focused Large Cap Growth ETF

Notes to financial statements 2/28/22 (Unaudited)

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through February 28, 2022.

Putnam Focused Large Cap Growth ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC. The fund’s investment objective is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 1000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. As of September 30, 2021, the index was composed of companies having market capitalizations of between approximately $1.6 billion to $2.3 trillion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

Focused Large Cap Growth ETF 21

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Dividend income, net of any applicable withholding taxes, if any, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Lines of credit Effective October 15, 2021, the fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $9,707,264, resulting in gross unrealized appreciation and depreciation of $543,380 and $745,519, respectively, or net unrealized depreciation of $202,139.

22 Focused Large Cap Growth ETF

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.55% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,658,686	$2,595,927
U.S. government securities (Long-term)	—	—
Total	$2,658,686	$2,595,927

Portfolio securities received or delivered through in-kind transactions were $603,521 and $664,205, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have

Focused Large Cap Growth ETF 23

entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in proceeds from shares sold in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investment Holdings, LLC owned 200,001 shares of the fund (53.33% of shares outstanding), valued at $5,070,025.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 22, 2020. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,500,000 by Putnam Investment Holdings, LLC and the issuance of 100,000 shares on May 25, 2021.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

24 Focused Large Cap Growth ETF

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Susan G. Malloy
Putnam Investment	Liaquat Ahamed, Chair	Vice President and
Management, LLC	Aaron M. Cooper	Assistant Treasurer
100 Federal Street	Katinka Domotorffy
Boston, MA 02110	Catharine Bond Hill	Alan G. McCormack
	Mona K. Sutphen	Vice President and
Investment Sub-Advisor		Derivatives Risk Manager
Putnam Investments Limited	Officers
16 St James’s Street	Aaron M. Cooper	Venice Monagan
London, England SW1A 1ER	Executive Vice President	Assistant Secretary
and Chief Operating Officer
Distribution Services		Caitlin Robinson
Foreside Fund Services, LLC	James F. Clark	Assistant Secretary
Three Canal Plaza, Suite 100	Vice President and Chief	Janet C. Smith
Portland, ME 04101	Compliance Officer	Vice President,

Custodian	Peter Fariel	Principal Financial Officer,
State Street Bank	Secretary	Principal Accounting Officer,
and Trust Company		and Treasurer
Richard T. Kircher
Legal Counsel	Vice President and BSA	Stephen J. Tate
Dechert LLP	Compliance Officer	Vice President and
Chief Legal Officer
Martin Lemaire
	Vice President and	Mark C. Trenchard
	Derivatives Risk Manager	Vice President

Call 1-833-228-5577 Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Aaron Cooper Aaron Cooper Principal Executive Officer

Date: April 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2022